                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and Wayne R. Wickens (the "Executive"), residing at 7470 Pinehurst, Cincinnati, Ohio 45244.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as Senior Vice President and Group Executive of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the Senior Vice President and Group Executive of the Company faithfully and to the best of his ability under the direction of the Chief Executive Officer and the Board of Directors of the Company (the "Board"), and agrees to devote substantially all of his business time, energy and skill to such employment. Executive agrees to perform the duties commensurate with the position of Senior Vice President and Group Executive of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Chief Executive Officer of the Company or the Board shall reasonably request consistent with Executive's position as Senior Vice President and Group Executive. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4.       Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                           4.2 Discretionary Bonus. In addition to Base Salary,
the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                           4.3 Benefits and Perquisites. During the Term, the
Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a) participation in and the receipt of benefits
under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company, (ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and (iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                           4.4 Expenses. Subject to such policies as may from
time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5.       Termination.

                           5.1 Cause. The Company may terminate Executive's
employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                       (i) Executive's commission of any crime
                          (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                       (ii) Executive's commission of an act of
                          fraud upon the Company or any or its subsidiaries; or

                                       (iii) Executive's willful failure to
                          perform in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2 Termination by the Executive. Executive may
terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination"
shall mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6 Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the

Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6.       Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the Company, and the Company shall pay to Executive (or Execu-tive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7.       Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration.

Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11.      Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)     if to the Company, to:

                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio  45201
                                            Attn:  General Counsel
                                            Telecopy No.: (513) 721-3404

                                    (ii)    if to Executive, to:

                                            Wayne R. Wickens
                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio 45201
                                            Telecopy No.: (513) 721-2779

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including
the schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in

counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            EAGLE-PICHER INDUSTRIES, INC.

                                            By /s/ Thomas E. Petry
                                               --------------------------------
                                            Name:  Thomas E. Petry
                                            Title: Chairman of the Board
                                                   of Directors and Chief
                                                   Executive Officer

                                            /s/ Wayne R. Wickens
                                            -----------------------------------
                                                Wayne R. Wickens

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                                WAYNE R. WICKENS

Position:       Senior Vice President and Group Executive

Duties: Plans, directs and controls all activities in certain profit centers (currently ten Automotive Divisions) through the general managers of those entities. Those general managers are in turn responsible for production, research, engineering, marketing/sales, purchasing and human resources in their operations.

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and Thomas E. Petry (the "Executive"), residing at Four Lexington Circle, Terrace Park, Ohio 45174.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as Chairman of the Board of Directors and Chief Executive Officer of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Company faithfully and to the best of his ability under the direction of the Board of Directors of the Company (the

"Board"), and agrees to devote substantially all of his business time, energy and skill to such employment. Executive agrees to perform the duties commensurate with the position of Chairman of the Board of Directors and Chief Executive Officer of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Board shall reasonably request consistent with Executive's position as Chairman of the Board of Directors and Chief Executive Officer. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4.       Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                           4.2 Discretionary Bonus. In addition to Base Salary,
the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                           4.3 Benefits and Perquisites. During the Term, the
Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a) participation in and the receipt of benefits
under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company, (ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and
(iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                           4.4 Expenses. Subject to such policies as may from
time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5.       Termination.

                           5.1 Cause. The Company may terminate Executive's
employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                        (i) Executive's commission of any crime
                           (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                        (ii) Executive's commission of an act of
                           fraud upon the Company or any or its subsidiaries; or

                                        (iii) Executive's willful failure to
                           perform in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2 Termination by the Executive. Executive may
terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination"
shall mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6 Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6.       Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the

Company, and the Company shall pay to Executive (or Executive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7.       Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under

Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration. Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11.      Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)     if to the Company, to:

                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio  45201
                                            Attn:  General Counsel
                                            Telecopy No.: (513) 721-3404

                                    (ii)    if to Executive, to:
                                            Thomas E. Petry
                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio 45201
                                            Telecopy No.: (513) 721-2779

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including
the schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            EAGLE-PICHER INDUSTRIES, INC.

                                            By /s/ ANDRIES RUIJSSENAARS
                                               ------------------------
                                            Name:  Andries Ruijssenaars
                                            Title: President and Chief
                                                   Operating Officer

                                               /s/ THOMAS E. PETRY
                                               ------------------------
                                                   Thomas E. Petry

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                                 THOMAS E. PETRY

Position:       Chairman and Chief Executive Officer

Duties: Serves as presiding officer of the Board of Directors. In that capacity guides the deliberations and activities of that group. Responsible for directing the Company toward the objective of providing maximum profit and return on invested capital. Establishes short-term and long-range objectives, plans, and policies, subject to the approval of the Board of Directors. Represents the Company before all of its constituencies, including, without limitation, major customers, the financial community, the Company's operations and host communities, and the public.

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and Carroll D. Curless (the "Executive"), residing at 2117 Beechcreek Lane, Cincinnati, Ohio 45233.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as Vice President and Controller of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the Vice President and Controller of the Company faithfully and to the best of his ability under the direction of the Chief Executive Officer and the Board of Directors of the Company (the "Board"), and agrees to devote substantially all of his business time, energy and skill to such employment. Execu-tive agrees to perform the duties commensurate with the position of Vice President and Controller of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Chief Executive Officer of the Company or the Board shall reasonably request consistent with Executive's position as Vice President and Controller. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4.       Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                           4.2 Discretionary Bonus. In addition to Base Salary,
the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                           4.3 Benefits and Perquisites. During the Term, the
Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a) participation in and the receipt of benefits
under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company, (ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and (iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                           4.4 Expenses. Subject to such policies as may from
time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5.       Termination.

                           5.1 Cause. The Company may terminate Executive's
employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                         (i) Executive's commission of any crime
                           (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                        (ii) Executive's commission of an act of
                           fraud upon the Company or any or its subsidiaries; or

                                       (iii) Executive's willful failure to
                           perform in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2 Termination by the Executive. Executive may
terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination" shall
mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6 Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the

Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6.       Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the Company, and the Company shall pay to Executive (or Execu-tive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7.       Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration.

Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11.      Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)     if to the Company, to:

                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio  45201
                                            Attn:  General Counsel
                                            Telecopy No.: (513) 721-3404

                                    (ii)    if to Executive, to:

                                            Carroll D. Curless
                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio 45201
                                            Telecopy No.: (513) 721-2779

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including the
schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                   EAGLE-PICHER INDUSTRIES, INC.

                                                   By /s/ THOMAS E. PETRY
                                                      -------------------------
                                                   Name:  Thomas E. Petry
                                                   Title: Chairman of the Board
                                                          of Directors and Chief
                                                          Executive Officer

                                                      /s/ CARROLL D. CURLESS
                                                      -------------------------
                                                          Carroll D. Curless

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                               CARROLL D. CURLESS
                               ------------------



Position:       Vice President and Controller

Duties: Directs and has responsibility for the Company's accounting practices, the maintenance of its fiscal records, and the preparation of its financial reports. Directs and has overall supervisory responsibility for general and property accounting, internal auditing, cost accounting, and budgetary controls. Appraises operating results in terms of costs, budgets, policies of operations, trends and increased profit opportunities.

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and Andries Ruijssenaars (the "Executive"), residing at 4875 Councilrock Lane, Cincinnati, Ohio 45243.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as President and Chief Operating Officer of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the President and Chief Operating Officer of the Company faithfully and to the best of his ability under the direction of the Chief Executive Officer and the Board of Directors of the Company (the "Board"), and agrees to devote substantially all of his business time, energy and skill to such employment.

Executive agrees to perform the duties commensurate with the position of President and Chief Operating Officer of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Chief Executive Officer of the Company or the Board shall reasonably request consistent with Executive's position as President and Chief Operating Officer. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4. Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                  4.2 Discretionary Bonus. In addition to Base Salary, the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                  4.3 Benefits and Perquisites. During the Term, the Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a)  participation in and the receipt of
benefits under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company,
(ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and (iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                     4.4 Expenses. Subject to such policies as may from time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5. Termination.

                     5.1 Cause. The Company may terminate Executive's employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                         (i)  Executive's commission of any
                           crime (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                        (ii)  Executive's commission of an
                           act of fraud upon the Company or any or its subsidiaries; or

                                       (iii) Executive's willful failure to
                           perform in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2  Termination by the Executive. Executive
may terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination"
shall mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6. Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the

Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6. Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the Company, and the Company shall pay to Executive (or Executive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7. Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration.

Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11. Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)     if to the Company, to:

                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio  45201
                                            Attn:  General Counsel
                                            Telecopy No.: (513) 721-3404

                                    (ii)    if to Executive, to:

                                            Andries Ruijssenaars
                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio 45201
                                            Telecopy No.: (513) 721-2779

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including
the schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             EAGLE-PICHER INDUSTRIES, INC.

                                             By /s/ THOMAS E. PETRY
                                                ----------------------------
                                             Name:  Thomas E. Petry
                                             Title: Chairman of the Board
                                                    of Directors and Chief
                                                    Executive Officer

                                                /s/ ANDRIES RUIJSSENAARS
                                                ----------------------------
                                                    Andries Ruijssenaars

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                              ANDRIES RUIJSSENAARS

Position:       President and Chief Operating Officer

Duties: Directs, administers and coordinates the activities of the Company in accordance with policies, goals and objectives established by the Chief Executive Officer and the Board of Directors. Assists the Chief Executive Officer in the development of Company policies and goals for, among others, operations, personnel, financial performance and growth. Has direct line responsibility for all operating units.

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and James A. Ralston (the "Executive"), residing at 2486 Royalview Court, Cincinnati, Ohio 45244.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as Vice President, General Counsel and Secretary of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the Vice President, General Counsel and Secretary of the Company faithfully and to the best of his ability under the direction of the Chief Executive Officer and the Board of Directors of the Company (the "Board"), and agrees to devote substantially all of his business time, energy and skill to such employment. Executive agrees to perform the duties commensurate with the position of Vice President, General Counsel and Secretary of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Chief Executive Officer of the Company or the Board shall reasonably request consistent with Executive's position as Vice President, General Counsel and Secretary. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4. Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                  4.2 Discretionary Bonus. In addition to Base Salary, the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                  4.3 Benefits and Perquisites. During the Term, the Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a) participation in and the receipt of benefits
under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company, (ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and (iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                     4.4 Expenses. Subject to such policies as may from time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5. Termination.

                     5.1 Cause. The Company may terminate Executive's employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                         (i)  Executive's commission of any
                           crime (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                        (ii)  Executive's commission of an
                           act of fraud upon the Company or any or its subsidiaries; or

                                       (iii) Executive's willful failure to
                           perform in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2 Termination by the Executive. Executive may
terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination"
shall mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6 Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the

Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6. Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the Company, and the Company shall pay to Executive (or Executive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7. Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration.

Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11.      Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)     if to the Company, to:

                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio  45201
                                            Attn:  President
                                            Telecopy No.: (513) 721-2779

                                    (ii)    if to Executive, to:

                                            James A. Ralston
                                            Eagle-Picher Industries, Inc.
                                            580 Walnut Street
                                            Cincinnati, Ohio 45201
                                            Telecopy No.: (513) 721-3404

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including
the schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            EAGLE-PICHER INDUSTRIES, INC.

                                            By /s/ Thomas E. Petry
                                               --------------------------------
                                            Name:  Thomas E. Petry
                                            Title: Chairman of the Board
                                                   of Directors and Chief
                                                   Executive Officer

                                            /s/ James A. Ralston
                                            -----------------------------
                                                James A. Ralston

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                                JAMES A. RALSTON

Position:       Vice President, General Counsel and Secretary

Duties:         As chief legal officer directs the legal affairs of the Company.
                Provides legal counsel and guidance in the ordinary and special activities of the Company to insure maximum protection of its legal rights utilizing broad familiarity with most legal disciplines. Participates in senior management policy deliberations. Directs the defense of suits or claims and manages the prosecution of the Company's claims against others. Supervises the legal aspects of Company transactions and the preparation of reports and statements of a legal nature. Supervises the environmental compliance function within the Company. Serves as Secretary in accordance with the charter, by-laws, and other legal requirements. Coordinates meetings of the Board of Directors and keeps minutes of such meetings. Attends to Company notices and correspondence, and conducts relations with shareholders on matters concerning meetings of shareholders or share holdings.

                              EMPLOYMENT AGREEMENT

                  AGREEMENT, dated as of November 29, 1996, between EAGLE-PICHER INDUSTRIES, INC. (the "Company"), having its principal executive offices at 580 Walnut Street, Cincinnati, Ohio 45201, and David N. Hall (the "Executive"), residing at 8200 Brill Road, Cincinnati, Ohio 45243.

                              W I T N E S S E T H :

                  WHEREAS, the Executive is employed on a full-time basis by the Company and is currently serving as Senior Vice President and Chief Financial Officer of the Company; and

                  WHEREAS, on January 7, 1991, the Company and certain of its affiliates (collectively, the "Debtors") each filed a petition for relief under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the "Bankruptcy Court"); and

                  WHEREAS, by order dated November 18, 1996 (the "Confirmation Order") the Bankruptcy Court and the United States District Court for the Southern District of Ohio, Western Division, confirmed the Third Amended Consolidated Plan of Reorganization, dated August 28, 1996 (the "Plan"), in the Debtors' chapter 11 cases; and

                  WHEREAS, the Plan contemplates that the Company and the Executive will enter into this Agreement which is to become effective on the Effective Date (as such term is defined in the Plan).

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

                  1. Employment; Effectiveness of Agreement. The obligation of the Company to employ the Executive, and of the Executive to serve the Company, pursuant to this Agreement shall become effective automatically on the Effective Date.

                  2. Term. The term of Executive's employment hereunder (hereinafter referred to as the "Term") shall commence on the Effective Date and shall continue thereafter until the date which is thirty (30) months from and after the date on which the Confirmation Order was entered by the Bankruptcy Court, unless terminated earlier as hereinafter provided.

                  3. Duties and Extent of Services. During the Term, Executive agrees to continue to serve as the Senior Vice President and Chief Financial Officer of the Company faithfully and to the best of his ability under the direction of the Chief Executive Officer and the Board of Directors of the Company (the "Board"), and agrees to devote substantially all of his business time, energy and skill to such employment. Executive agrees to perform the duties commensurate with the position of Senior Vice President and Chief Financial Officer of the Company, which shall include, without limitation, the duties set forth on Annex A hereto. Executive agrees also to perform such specific duties and services of a senior executive nature as the Chief Executive Officer of the Company or the Board shall reasonably request consistent with Executive's position as Senior Vice President and Chief Financial Officer. The principal place of employment of Executive shall be Cincinnati, Ohio and, subject to such reasonable travel as the performance of his duties may require, such principal place of employment shall not be changed unless the Executive otherwise consents.

                  4. Compensation.

                           4.1 Base Salary. The Company agrees to pay or cause
to be paid to Executive during the Term, a base salary equal to the amount of his base salary as at the date immediately preceding the Effective Date, subject to adjustment as provided below (as so adjusted, the "Base Salary"). The Base Salary shall be payable in accordance with the regular payroll policies of the Company from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. On each December 1 during the Term, the Board or a committee thereof, shall review Executive's Base Salary as then in effect and may, but shall not be obligated to, increase such salary by such amount as the Board (or such committee), in its sole discretion, shall determine.

                           4.2 Discretionary Bonus. In addition to Base Salary,
the Executive shall be entitled to receive an annual cash bonus based on the performance of the Company and of the Executive, the amount of which, if any, shall be determined by the Board (or a committee thereof). Determinations made by the Board (or such committee) with respect to the amount, if any, of annual bonuses to be paid to Executive under this Agreement shall be final and conclusive.

                           4.3 Benefits and Perquisites. During the Term, the
Company shall provide Executive with and Executive shall be entitled to the following benefits and perquisites:

                           (a) participation in and the receipt of benefits
under (i) all of the Company's employee benefit plans and arrangements in effect from time to time applicable to salaried employees of the Company, (ii) all short-term and long-term incentive plans of the Company as in effect from time to time, (iii) a supplemental executive retirement plan (the "SERP") substantially in accordance with and no less favorable to Executive than the terms, provisions and benefits under the supplemental executive retirement plan currently provided by the Company, and (iv) any life insurance, health and accident plan or arrangement made available by the Company, now or in the future, to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements.

                           (b) four (4) weeks of paid vacation in each calendar
year.

                           (c) an automobile paid for by the Company for use in
the performance of his services under this Agreement, in a manner substantially consistent with past practices.

                           (d) membership fees paid for by the Company with
respect to any of the Executive's business-related club memberships (it being understood that such membership fees shall not include any fees for country clubs or other similar, primarily social, clubs).

                  The Company also shall implement, as soon as reasonably practicable after the Effective Date, a long-term incentive plan. Although the ability to receive stock of the Company may not be available for such plan, the plan nevertheless shall provide the Executive with opportunities and incentives reasonably economically equivalent to those provided by similar companies, many of which do provide stock options and/or other types of stock grants as components of their long-term incentive plans.

                           4.4 Expenses. Subject to such policies as may from
time to time be established by the Board, the Company shall pay or reimburse Executive for all reasonable expenses actually incurred or paid by Executive during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as the Company may require.

                  5. Termination.

                           5.1 Cause. The Company may terminate Executive's
employment hereunder for Cause. For the purposes of this Agreement, the Company shall have "Cause" to terminate Executive's employment hereunder only by reason of any one or more of the following:

                                    (i) Executive's commission of any crime
                           (whether or not involving the Company or any of its subsidiaries) which constitutes a felony in the jurisdiction involved; or

                                    (ii) Executive's commission of an act of
                           fraud upon the Company or any or its subsidiaries; or

                                    (iii) Executive's willful failure to perform
                           in all material respects his duties hereunder in accordance with the terms of this Agreement which failure (other than by reason of death or disability) continues uncorrected for a period of ten (10) days after Executive shall have received written notice from the Board stating with specificity the nature of such failure or refusal.

                           5.2 Termination by the Executive. Executive may
terminate his employment hereunder upon thirty (30) days' prior written notice to the Company for Good Reason. For purposes of this Agreement, "Good Reason" shall mean (i) the material diminution of the nature or scope of the duties assigned to Executive from that contemplated by Section 3 hereof, (ii) a reduction in Executive's Base Salary, or a material reduction in Executive's fringe benefits or any other material failure by the Company to comply with
Section 4 hereof, other than any such reduction or failure as shall apply to all salaried employees of the Company generally, (iii) ceased participation by Executive, for any reason other than as a result of any action by Executive, in any employee benefit plan of the Company with respect to which Executive is or was, prior to such time, eligible to participate, (iv) the relocation of Executive's principal place of employment more than twenty (20) miles from the location specified in Section 3 hereof without Executive's consent, (v) the requirement that Executive engage in a substantial amount of additional travel (as compared to Executive's past practices) in the performance of his duties hereunder without Executive's consent, or (vi) any other material breach by the Company of its obligations under this Agreement. Good Reason shall not exist in the event of a sale or disposition of a subsidiary or division of the Company and Executive either (a) voluntarily agrees to be employed by such subsidiary or division, or (b) is offered a comparable position with the Company. For purposes hereof, comparable shall encompass such items as salary, benefits, duties and geographic location.

                           5.3 Notice of Termination. Any termination by the
Company pursuant to Section 5.1 above or by Executive pursuant to Section 5.2 above shall be communicated by written notice (the "Notice of Termination"), which notice shall indicate the specific termination provision in this Agreement relied upon for such termination.

                           5.4 Date of Termination. "Date of Termination" shall
mean (i) if Executive's employment is terminated pursuant to Section 5.1 or 5.2 hereof, the date specified in the Notice of Termination, and (ii) if Executive's employment is terminated by the Company other than for Cause or by Executive other than for Good Reason, the date on which a Notice of Termination is given.

                           5.5 Payments upon Termination. (a) If the employment
of Executive with the Company is terminated (i) by the Company other than for Cause or (ii) by the Executive for Good Reason, then Executive shall be entitled to receive from the Company, and the Company shall pay to Executive, a lump sum severance payment equal to the greater of (x) the aggregate Base Salary (at the rate in effect at the Date of Termination) that Executive would have received for the remainder of the Term if his employment had not been terminated, or (y) the aggregate amount of the Base Salary (at the rate in effect at the Date of Termination) which would be paid for a period of twenty-four (24) months, plus, in either case, such other benefits or reimbursement of expenses payable to the Executive pursuant to Sections 4.3 and 4.4 hereof (including, without limitation, the SERP), and less such amounts as shall be required to be withheld by the Company pursuant to applicable laws and regulations (the "Severance Amount"). The Severance Amount shall not be present-valued and shall be payable by the Company to Executive within thirty (30) days after Executive's termination. Executive shall not be required to mitigate the Company's obligation to pay the full Severance Amount by seeking employment or otherwise and the Severance Amount shall not be decreased or otherwise offset as a result of any compensation received by Executive from employment in any capacity. The Severance Amount shall be deemed compensation payable to Executive for the purpose of determining the total amount due Executive pursuant to the SERP.

                  (b) If the employment of Executive with the Company is terminated (i) by the Company for Cause, or (ii) by the Executive other than for Good Reason, then the Executive shall be entitled to receive, and the Company shall pay to Executive, (x) all accrued and unpaid Base Salary and amounts due Executive in respect of perquisites provided him hereunder through the Date of Termination at the rate in effect at the time Notice of Termination is given,
(y) Base Salary payable in lieu of accrued and unused vacation days in accordance with the policies of the Company from time to time in effect, and (z) all accrued and unpaid benefits payable to Executive pursuant to any benefit plan or otherwise through the Date of Termination. Upon the payment of the foregoing amounts, the Company shall have no further obligations to Executive under this Agreement.

                           5.6 Limited Payment Cap. (a) Notwithstanding any
other provision in this Agreement to the contrary, this Section 5.6 will apply in the event that the Executive would receive payments under this Agreement or under any other plan, agreement, program, or policy that is sponsored by the Company, which relate to a change in control of the Company ("parachute payments"), and any such parachute payments are determined by the Company to be subject to excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") ("excess parachute payments"). If it is determined that such excise tax would cause the net after-tax parachute payments to be paid to or on behalf of the Executive to be less than what he would have netted, after federal, state and local income and social security taxes, had the present value of his total parachute payments equalled $1 less than three times his "base amount," as defined under Section 280G(b)(3)(A) of the Code, then such Executive's total parachute payments shall be reduced (but by the minimum possible amount), so that their aggregate present value equals $1 less than three times the Executive's base amount. If it is determined that any payment to or on behalf of the Executive will be an excess parachute payment, the Company shall promptly give the Executive notice to that effect, a copy of the detailed calculation thereof, and an explanation of the calculation of the reduction (if any) required hereunder. If a reduction hereunder is required, the Executive may then elect which payments shall be eliminated or reduced (as long as after such election the aggregate present value of the remaining parachute payments is less than three times the

Executive's base amount). The Executive shall advise the Company in writing of his election within 10 days of his receipt of this notice. If no such election is made by the Executive, the Company may elect which and how much of such payments to eliminate or reduce to accomplish this required reduction, and shall promptly thereafter pay or distribute for the Executive's benefit such amounts as become due under this Agreement.

                  (b) It shall be assumed for purposes of the calculations described in subsection (a) above that the Executive's income tax rate will be computed based upon the maximum effective marginal federal, state and local income tax rates and Medicare tax on earned income, with such maximum effective federal income tax rate to be computed with regard to Section 68 of the Code, and applying any available deduction of state and local income taxes for federal income tax purposes. In the event that the Executive and the Company are unable to agree as to the amount of the reduction described in subsection (a) above, if any, the Executive shall select a law firm or public accounting firm from among those regularly consulted by the Company regarding federal income tax matters, such law firm or accounting firm shall determine the amount of such reduction, and such firm's determination shall be final and binding upon the Executive and the Company.

                  6. Death or Disability.

                           6.1 Death. If Executive dies during the Term, this
Employment Agreement, other than the provisions of Section 6.3 hereof, shall terminate.

                           6.2 Disability. If, during the Term, Executive
becomes physically or mentally disabled, whether totally or partially, so that he is unable substantially to perform his services hereunder for (i) a period of six (6) consecutive months or (ii) for shorter periods aggregating six (6) months during any eighteen (18) month period, the Company may at any time after the last day of the six (6) consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six (6) months, by written notice to Executive (the "Disability Notice"), terminate the Term of the Executive's employment hereunder.

                           6.3 Payments upon Death or Disability. Upon a
termination due to the death or disability of Executive, Executive (or, in the event of a termination as a result of the death of Executive, Executive's estate (or a designated beneficiary thereof)) shall be entitled to receive from the Company, and the Company shall pay to Executive (or Execu-tive's estate, if applicable) the amount of any accrued and unpaid Base Salary and other benefits and reimbursement of expenses payable to the Executive hereunder pursuant to Sections 4.3 and 4.4 hereof as of the date of Executive's death or the date of the Disability Notice, as applicable. In addition, for a period of thirty (30) months following the date of such termination, the Company shall continue to pay and provide to Executive and Executive's dependents at the Date of Termination all medical benefits pursuant to any plans and programs in which Executive was entitled to participate immediately prior to the Date of Termination as if Executive were still employed by the Company pursuant hereto. If Executive's participation in any plan or program pursuant to which such medical benefits are provided to Executive is barred as a result of such termination, the Company shall arrange to provide Executive and Executive's dependents with benefits substantially similar on an after tax basis to those which Executive was entitled to receive under such plan or program.

                  7. Non-Competition; Confidentiality.

                           7.1 Non-Competition. Executive agrees that, during
the Term and for a period of two years following the date of a termination of Executive's employment under Section 5 hereof (the "Restricted Period"), he will not, directly or indirectly, own, manage, operate or control, or participate in the ownership, management, operation or control of, or be connected as an officer, employee, partner, director or otherwise with, or have any financial interest in, or aid or assist anyone else in the conduct of, any entity or business which competes with any material business conducted by the Company or by any group, division or subsidiary of the Company, in any area where such business is being conducted, or for which negotiations to conduct business are pending, at the date of such termination (a "Competitive Operation"); provided, however, that Executive may acquire, solely as an investment and through market purchases, securities of any corporation that are traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if Executive is not a controlling person of, or a member of a group which controls, such corporation; and Executive does not, directly or indirectly, own more than one percent (1%) of any class of securities of such corporation.

                           7.2 Confidential Information; Personal Relationships.
Executive agrees that, during the Term and thereafter, he shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, any and all confidential information relating to the Company, including, without limitation, trade secrets, customer lists, financial plans or projections, pricing policies, marketing plans or strategies, business acquisition or divestiture plans, new personnel acquisition plans, technical processes, inventions and other research projects heretofore or hereafter learned by Executive, and he shall not disclose any such information to anyone outside the Company or any of its subsidiaries, except as required by law in connection with any judicial or administrative proceeding or inquiry (provided prior written notice thereof is given by Executive to the Company) or except with the Company's prior written consent, unless such information is known generally to the public or the trade through sources other than Executive's unauthorized disclosure.

                           7.3 Property of the Company. All memoranda, notes,
lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, or microfiche or by any other means, made or compiled by or on behalf of Executive, or made available to Executive, relating to the Company or any successors thereto, are and shall be the property of the Company or any such successor and shall be delivered to the Company or any such successor promptly at any time on request.

                           7.4 Employees of the Company. During the Restricted
Period, the Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company, any of its employees or hire any such employee who has left the employment of the Company.

                           7.5 Rights and Remedies Upon Breach. If Executive
breaches, or threatens to commit a breach of, any of the provisions of this
Section 7 (the "Restrictive Covenants"), the Company and any successor thereto shall have the following rights and remedies, each of which shall be independent of the other and severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

                           (a) Specific Performance. The right and remedy to
have the Restrictive Covenants specifically enforced by any arbitrator or any court having equity jurisdiction, it being acknowledged and agreed by Executive that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

                           (b) Accounting. The right and remedy to require
Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

                           7.6 Severability of Covenants. Executive acknowledges
and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. Notwithstanding the foregoing, if any arbitrator or court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable or should be reduced, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect without regard to the invalid Restrictive Covenants or portions thereof.

                  8. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon Executive in any amount that it may deem necessary or appropriate to protect its interest. Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by any insurance company to which the Company may apply for insurance.

                  9. Indemnification. To the fullest extent permitted or required by the laws of the State of Ohio, the Company shall indemnify and hold harmless Executive, in accordance with the terms of such laws, if Executive is made a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Executive is or was an officer or director of the Company, or any subsidiary or affiliate of the Company in which capacity Executive is or was serving at the Company's request, against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement, all as actually and reasonably incurred by him in connection with such action, suit or proceeding. In the event it becomes necessary for Executive to take any action to enforce the indemnity provided herein, Executive shall be promptly reimbursed by the Company for all costs and expenses associated therewith (including reasonable attorneys' fees).

                  10. Arbitration. All disputes arising under or related to this Agreement shall be resolved by arbitration.

Such arbitration shall be conducted by an arbitrator mutually selected by the Company and Executive (or, if the Company and Executive are unable to agree upon an arbitrator within ten (10) days, then the Company and Executive shall each select an arbitrator, and the arbitrators so selected shall mutually select a third arbitrator, who shall resolve such dispute). Such arbitration shall be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company shall pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also shall pay Executive's reasonable legal fees and expenses incurred in connection with any successful enforcement by Executive of his rights hereunder.

                  11. Miscellaneous.

                           11.1 Notices. Any notice or other communication
required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified or registered mail, postage prepaid, or by Federal Express or similar overnight courier. Any such notice shall be deemed given when delivered:

                                    (i)   if to the Company, to:

                                          Eagle-Picher Industries, Inc.
                                          580 Walnut Street
                                          Cincinnati, Ohio  45201
                                          Attn:  General Counsel
                                          Telecopy No.: (513) 721-3404

                                    (ii)  if to Executive, to:

                                          David N. Hall
                                          Eagle-Picher Industries, Inc.
                                          580 Walnut Street
                                          Cincinnati, Ohio 45201
                                          Telecopy No.: (513) 721-2779

                           11.2 Waivers and Amendments. This Agreement may not
be amended, modified, superseded or cancelled except by a written instrument signed by the Company and Executive. No delay on the part of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

                           11.3 Survival. The provisions of Sections 7 and 9
hereof shall survive the Term, irrespective of the reasons for termination of Executive's employment hereunder.

                           11.4 Governing Law. This Agreement shall be governed
by and construed in accordance with the law of the State of Ohio applicable to agreements made and to be performed entirely within such State.

                           11.5 Entire Agreement. This Agreement (including the
schedules, annexes and exhibits hereto) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, proposals or representations, arrangements or understandings, written or oral, with respect thereto.

                           11.6 Assignment. This Agreement, and any rights and
obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party.

                           11.7 Counterparts. This Agreement may be executed in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     EAGLE-PICHER INDUSTRIES, INC.

                                     By /s/ Thomas E. Petry
                                       ---------------------------
                                     Name:  Thomas E. Petry
                                     Title: Chairman of the Board
                                            of Directors and Chief
                                            Executive Officer

                                     /s/ David N. Hall
                                     ---------------------------
                                         David N. Hall

                                     ANNEX A
                           TO EMPLOYMENT AGREEMENT OF
                                  DAVID N. HALL

POSITION:      Senior Vice President and Chief Financial Officer

DUTIES: Plans, directs and controls the Company's overall financial plans and policies, and its accounting practices, and conducts the Company's relationship with lending institutions and the financial community. Directs treasury, budgeting, audit, tax, accounting, information management, insurance and certain administrative functions. Develops and coordinates necessary and appropriate accounting and statistical data for all departments.